UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2016

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.                                        Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On October 6, 2016, PepsiCo, Inc. (“PepsiCo”) and Bottling Group, LLC, a subsidiary of PepsiCo, called for redemption all outstanding securities of the following series in accordance with the “make whole” redemption provisions applicable thereto:

Title of Security	Issuer	Principal Amount Outstanding	CUSIP No.
7.90% Senior Notes due November 1, 2018 (the “7.90% Notes”)	PepsiCo, Inc.	$1.5 billion	713448 BJ6
5.125% Senior Notes due January 15, 2019 (the “5.125% Notes”)	Bottling Group, LLC	$750.0 million	10138M AK1

The redemption date for the 7.90% Notes and 5.125% Notes will be November 7, 2016.

The redemption price for the 7.90% Notes will be calculated in accordance with the indenture governing the 7.90% Notes and will be equal to the greater of (i) 100% of the principal amount of the 7.90% Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury rate plus 50 basis points, plus in each case accrued and unpaid interest to the redemption date.

The redemption price for the 5.125% Notes will be calculated in accordance with the indenture governing the 5.125% Notes and will be equal to the greater of: (i) 100% of the principal amount of the 5.125% Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 5.125% Notes being redeemed (not including any portion of such payments of interest on the 5.125% Notes accrued to the redemption date) from the redemption date to the maturity date discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the applicable Treasury rate plus 45 basis points, plus in each case accrued and unpaid interest to the redemption date.

Item 8.01.                                        Other Events.

PepsiCo Senior Notes Offering.

On October 3, 2016, PepsiCo announced an offering of $250,000,000 of its Floating Rate Notes due 2019 (the “2019 Floating Rate Notes”), $250,000,000 of its Floating Rate Notes due 2021 (the “2021 Floating Rate Notes”), $750,000,000 of its 1.350% Senior Notes due 2019 (the “2019 Notes”), $750,000,000 of its 1.700% Senior Notes due 2021 (the “2021 Notes”), $1,000,000,000 of its 2.375% Senior Notes due 2026 (the “2026 Notes”) and $1,500,000,000 of its 3.450% Senior Notes due 2046 (the “2046 Notes” and, together with the 2019 Floating Rate Notes, 2021 Floating Rate Notes, 2019

Notes, 2021 Notes and 2026 Notes, the “Notes”). Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. were joint bookrunners for the offering of the Notes.

PepsiCo received net proceeds of approximately $4,463 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper, and to redeem all outstanding 7.90% Notes and 5.125% Notes, and to pay the related premiums, accrued interest and fees and expenses associated with such redemption.

The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated October 3, 2016 (incorporating the Underwriting Agreement Standard Provisions dated October 3, 2016) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-197640), filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2014. PepsiCo has filed with the SEC a prospectus supplement, dated October 3, 2016, together with the accompanying prospectus, dated July 25, 2014, relating to the offer and sale of the Notes. The Notes were issued on October 6, 2016 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following tables summarize information about the Notes and the offering thereof.

Title of Securities	Floating Rate Notes due 2019	Floating Rate Notes due 2021
Aggregate principal amount:	$250,000,000	$250,000,000
Public offering price:	100.00%	100.00%
Maturity date:	October 4, 2019	October 6, 2021
Interest payment dates:	Quarterly on each January 4, April 4, July 4 and October 4, commencing on January 4, 2017	Quarterly on each January 6, April 6, July 6 and October 6, commencing on January 6, 2017
Initial interest rate:	3-month LIBOR plus 27 basis points, determined on the second London banking day prior to October 6, 2016	3-month LIBOR plus 53 basis points, determined on the second London banking day prior to October 6, 2016

Title of Securities	1.350% Senior Notes due 2019	1.700% Senior Notes due 2021	2.375% Senior Notes due 2026	3.450% Senior Notes due 2046
Aggregate principal amount:	$750,000,000	$750,000,000	$1,000,000,000	$1,500,000,000
Public offering price:	99.985%	99.866%	99.982%	99.186%
Maturity date:	October 4, 2019	October 6, 2021	October 6, 2026	October 6, 2046
Interest payment dates:	Semi-annually on each April 4 and October 4, commencing on April 4, 2017	Semi-annually on each April 6 and October 6, commencing on April 6, 2017	Semi-annually on each April 6 and October 6, commencing on April 6, 2017	Semi-annually on each April 6 and October 6, commencing on April 6, 2017
Coupon:	1.350%	1.700%	2.375%	3.450%

Title of Securities	1.350% Senior Notes due 2019	1.700% Senior Notes due 2021	2.375% Senior Notes due 2026	3.450% Senior Notes due 2046
Optional redemption:	Make-whole call at Treasury rate plus 10 basis points	Prior to September 6, 2021, make-whole call at Treasury rate plus 10 basis points; par call at any time on or after September 6, 2021	Prior to July 6, 2026, make-whole call at Treasury rate plus 15 basis points; par call at any time on or after July 6, 2026	Prior to April 6, 2046, make-whole call at Treasury rate plus 20 basis points; par call at any time on or after April 6, 2046

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement and the forms of the 2019 Floating Rate Notes, 2021 Floating Rate Notes, 2019 Notes, 2021 Notes, 2026 Notes and 2046 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes are incorporated by reference to Exhibit 4.7 hereto. The Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

1.1

Terms Agreement dated October 3, 2016 (incorporating the Underwriting Agreement Standard Provisions dated October 3, 2016) among PepsiCo and Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2019.

4.2	Form of Floating Rate Notes due 2021.

4.3	Form of 1.350% Senior Notes due 2019.

4.4	Form of 1.700% Senior Notes due 2021.

4.5	Form of 2.375% Senior Notes due 2026.

4.6	Form of 3.450% Senior Notes due 2046.

4.7

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2016	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1

Terms Agreement dated October 3, 2016 (incorporating the Underwriting Agreement Standard Provisions dated October 3, 2016) among PepsiCo and Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2019.

4.2	Form of Floating Rate Notes due 2021.

4.3	Form of 1.350% Senior Notes due 2019.

4.4	Form of 1.700% Senior Notes due 2021.

4.5	Form of 2.375% Senior Notes due 2026.

4.6	Form of 3.450% Senior Notes due 2046.

4.7

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).